RESTRICTED CASH	6 Months Ended
Jun. 30, 2018
Cash and Cash Equivalents [Abstract]
RESTRICTED CASH
RESTRICTED CASH

Restricted cash consists of cash, which may only be used for certain purposes and is held under a contractual arrangement.

Restricted cash does not include cash balances of $78.5 million (2017: $74.0 million), which are required to be maintained by the financial covenants in our loan facilities. Furthermore, Frontline Shipping Limited, a wholly owned subsidiary of the Company and the chartering counterparty with Ship Finance with respect to the remaining eight VLCCs leased from them, has agreed to certain dividend restrictions as a result of the amendment of the terms of the long term charter agreements in May 2015. In order to make or pay any dividend or other distribution to the Company, Frontline Shipping Limited shall demonstrate a cash buffer of $2.0 million per vessel both prior to and following such payment, and following payment of the next monthly hire due plus any profit share accrued under the agreement. As at June 30, 2018, the cash held by Frontline Shipping Limited of $3.9 million (December 31, 2017: $8.9 million), may solely be used for vessel operations, payment of hire to Ship Finance or other amounts incurred under the charters and Charter Ancillary Agreement, including the settlement of interest and principal due on any notes payable and any other amounts incurred in the ordinary course of business.